UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

GRAPHENE & SOLAR TECHNOLOGIES LIMITED

(Exact name of registrant as specified in its charter)

Colorado	333-174194	27-2888719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Camden Dr., Suite 600 Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 310-887-1477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol	Name of Each Exchange on which registered
Common Stock	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective May 6, 2021 Frank Garofalo resigned as the Chairman of the Company’s Board of Directors.

Effective May 31, 2021 Kristine Woo was appointed as the interim Company Secretary.

Kristine (Tina) Woo, age 52, has held the Company position of Administrator for the past 3 years and has significant background in Corporate Valuation, Mergers & Acquisitions, Global Capital Markets & Institutions, Financial Modeling, Prices, Profits & Market Economy, Entrepreneurial Ventures, and Organizational Management & Leadership. Tina has worked in areas of property, lease, insurance, and financial analysis and general accounting and bookkeeping. This has included senior roles in Irvine Company (10 years) and PIMCO finance (3 years) between 2007-2019. She holds an MBA- Finance and Bachelor of Business Management from Pepperdine University, The George L. Graziadio School of Business and Management.

Effective July 12, 2021 Jeffrey Freedman was appointed as Non-Executive Director to the Company Board of Directors. Jeffrey Freedman, aged 74 has a professional history spanning over 35 years predominantly in the Energy and Oilfield services industries and has held various executive level and finance positions and Board Directorships in companies in these sectors. These have included Financial Executive and Capital Markets Consultant at EcoStim Energy Solutions, Inc.; CEO and CFO at Petro River Oil Corp f/k/a Gravis Oil Corporation; Executive Vice President, Corporate Development and Board Member at Allis-Chalmers Energy, Inc.; Managing Director, Oilfield Service and Equipment at Prudential Securities and Managing Director, Oilfield Service and Equipment at Smith Barney. Jeffrey holds an MBA Finance and Investments from New York University, Stern School of Business and BSBA-Finance from Babson College.

Item 8.01 Other Events

Effective from 1 July 2021 the Company moved the principle executive office to 23 Corporate Plaza Dr. Suite 150 Newport Beach, CA 92660

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021		Graphene & Solar Technologies Limited

	By:	/s/ ROGER MAY
	Name:	Roger May
	Title:	Chief Executive Officer